UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 2, 2013


                                   iTALK INC.
             (Exact name of registrant as specified in its charter)

           Nevada                    000-54664                  20-5302617
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification Number)


2400 W. Cypress Creek Road, Suite 111, Fort Lauderdale, Florida         33309
      (Address of principal executive offices)                        (Zip Code)

                                 (877) 652-3834
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 2, 2013, iTalk Inc., a Nevada corporation (the "Company"), entered into a definitive Asset Purchase Agreement (the "Purchase Agreement") with AA Enterprise Corp., a Nevada corporation ("AA Enterprise"). Pursuant to the terms of the Purchase Agreement, the Company purchased substantially all of the assets of AA Enterprise, including, but not limited to, all intellectual property rights relating to RocketVoIP (the "Acquired Assets").

In consideration of the Acquired Assets, the Company agreed to pay to AA Enterprise as follows: (i) to issue 500,000 common shares (the "Shares") and
(ii) to make two separate onetime payments of $25,000, with the first payment being due within 10 days of the date of the Purchase Agreement and the second payment being due 30 days thereafter. The Purchase Agreement also contained standard representations and warranties by AA Enterprise.

The Shares are "restricted securities" as term is defined by the Securities Act of 1933 (the "Securities Act") and the transaction is exempt for securities registration pursuant to Section 4(2) and/or Regulation D under the Securities Act.

The description of the Purchase Agreement and the terms thereof are qualified in their entirety to the full text of such agreement, which is filed as Exhibit
10.1 to, and incorporated by reference in, this report. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

All information set forth in Item 1.01 above is hereby incorporated into this
Item 3.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

10.1 Asset Purchase Agreement dated May 2, 2013 between iTalk Inc. and AA Enterprise Corp.
99.1 Press Release dated May 3, 2013

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ITALK INC.


Dated: May 3, 2013                  By: /s/ David F. Levy
                                        ----------------------------------------
                                    Name:  David F. Levy
                                    Title: President

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